Exhibit 10.1

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS

This Second Amendment (this “Second Amendment”), dated as of October 18, 2019, is made to those certain Registration Rights Agreements (the “Registration Rights Agreements”), dated as of July 11, 2019 (effective as of July 15, 2019), and August 15, 2019, and as amended on September 30, 2019, between Delcath Systems, Inc. (the “Company”) and the purchasers signatories thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreements.

WHEREAS, pursuant to Section 2(d)(iii) of the Registration Rights Agreements, the Company will incur certain penalties if “prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective;” and

WHEREAS, on August 21, 2019, the Company filed the Initial Registration Statement with the Commission; and

WHEREAS, on September 25, 2019, in response to a comment letter received by the Commission, the Company filed an amendment to the Initial Registration Statement with the Commission; and

WHEREAS, on October 7, 2019, the Company received an oral comment from the Commission requiring that the Company file a second amendment to the Initial Registration Statement by October 18, 2019, pursuant to Section 2(d)(iii) of the Registration Rights Agreements in order to avoid incurring penalties; and

WHEREAS, prior to the filing of a second amendment to the Initial Registration Statement and the Effective Date of the Registration Statement, the Company intends to effect a reverse stock split on the OTC QB, the timing of which transaction is subject to ongoing FINRA review; and

WHEREAS, pursuant to Section 6(f) of the Registration Rights Agreements, the Registration Rights Agreements may be amended by the written consent of the Company and Holders of at least a majority in interest of the Registrable Securities; and

WHEREAS, the Company and Holders of at least a majority in interest of the Registrable Securities desire to eliminate the requirement set forth in Section 2(d)(iii).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to eliminate the requirement set forth in Section 2(d)(iii).

This Second Amendment to the Registration Rights Agreements set forth herein shall take effect upon receipt of fully executed copies of this Second Amendment by Holders representing a majority in interest of the then outstanding Registrable Securities.

Except as expressly set forth above, all of the terms and conditions of the Registration Rights Agreements shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This Second Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

[signature pages follows]

This Amendment is effective as of the date hereof.

DELCATH SYSTEMS, INC.

By:	/s/ Jennifer K. Simpson
Name:	Jennifer K. Simpson
Title:	President & CEO

[Holder signature pages follow]

HOLDER: Bigger Capital Fund L.P.

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of GP

HOLDER: District 2 Capital Fund L.P.

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of GP

[Signature Page to DCTH Second Amendment]

HOLDER: Rosalind Master Fund LP (“RMF”)

By:	/s/ Steven Salamon
Name:	Steven Salamon
Title:	President, Rosalind Advisors, Inc. (advisor to RMF)

[Signature Page to DCTH Second Amendment]

HOLDER: Rosalind Opportunities Fund I LP (“ROFI”)

By:	/s/ Steven Salamon
Name:	Steven Salamon
Title:	President, Rosalind Advisors, Inc. (advisor to ROFI)

[Signature Page to DCTH Amendment]

6